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                                                                  EXHIBIT 10.133

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                   FIRST AMENDMENT TO BROKER-DEALER AGREEMENT

                                     between

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                as Auction Agent,

                                       and

                         BANC OF AMERICA SECURITIES LLC,
                                as Broker-Dealer

                                   Relating to

                                  $175,000,000
                                    EMT Corp.
                         Student Loan Asset-Backed Notes
                             1999 Senior Series A-7
                             1999 Senior Series A-8
                             1999 Senior Series A-9

                           Dated as of October 1, 2003

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         THIS FIRST AMENDMENT TO BROKER-DEALER AGREEMENT dated as of October 1,
2003 (this "Amendment") between DEUTSCHE BANK TRUST COMPANY AMERICAS (successor to IBJ Whitehall Bank & Trust Company) (together with its successors and assigns, the "Auction Agent"), appointed as such pursuant to the provisions of a Trust Agreement dated as of May 15, 1998 (the "Trust Agreement") as amended and supplemented to September 1, 1999, by the Third Terms Supplement dated as of September 1, 1999 (the "Third Terms Supplement" and the Trust Agreement, as so amended and supplemented, referred to herein as the "Trust Agreement") between Zions First National Bank (successor to Bank One Trust Company, N.A.) (the "Trustee"), as trustee and EMT Corp. (the "Issuer") pursuant to authority granted to it in the Auction Agency Agreement dated as of September 1, 1999 between the Trustee and the Auction Agent hereinafter defined, and BANC OF AMERICA SECURITIES LLC (together with its successors and assigns hereinafter referred to as "BD").

         The Issuer has previously issued $175,000,000 aggregate principal amount of Student Loan Asset-Backed Notes consisting of $60,000,000 aggregate principal amount of 1999 Senior Series A-7, $60,000,000 aggregate principal amount of 1999 Senior Series A-8 and $55,000,000 aggregate principal amount of 1999 Senior Series A-9 (hereinafter referred to as the "Auction Rate Certificates" or the "ARCs"). The ARCs have been issued pursuant to the Trust Agreement.

         The Auction Procedures set forth in the Auction Agency Agreement and the Trust Agreement to satisfy such requirement require the participation of one or more Broker-Dealers and the parties hereto have previously entered into a Broker-Dealer Agreement dated as of October 15, 2002 (the "Original BD Agreement").

         Pursuant to Section 4.06 of the Original BD Agreement, the parties hereto hereby desire to amend the Original BD Agreement by execution of this Amendment as described below.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Auction Agent, as agent of the Trustee, and BD agree as follows:

                                   ARTICLE I

                           TERMS DEFINED BY REFERENCE

         Capitalized terms not defined herein shall have the respective meanings specified in or pursuant to the Trust Agreement, the Original BD Agreement and the Auction Agency Agreement.

                                   ARTICLE II

             AMENDMENTS TO SECTION 2.05 OF THE ORIGINAL BD AGREEMENT

         Section 2.05 of the Original BD Agreement is herby amended and restated in its entirety as follows:

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                           SECTION 2.05. SERVICE CHARGE TO BE PAID TO BD.

                                    (a)      On the first Business Day in the
                           month of December 2002 and, thereafter, on the first Business Day of each month during the term of this Agreement, the Auction Agent shall pay to BD from moneys received from the Trustee pursuant to Section 3.5(b) of the Auction Agency Agreement, an amount for each Series of ARCs equal to the product of (i) a fraction, the numerator of which is the number of days in the preceding month and the denominator of which is 365/366 days, as applicable; times (ii) the Broker-Dealer Fee Rate; times (iii) the sum, on the Auction Date for such Series of ARCs during such preceding month of (A) the aggregate principal amount of the ARCs placed by BD in such Auction that were
                           (1) the subject of Submitted Bids of Existing Note Holders submitted by BD and continued to be held as a result of such submission; and (2) the subject of Submitted Bids of Potential Note Holders submitted by BD and purchased as a result of such submission; (B) the aggregate principal amount of the ARCS subject to valid Hold Orders (determined in accordance with the Third Terms Supplement) submitted to the Auction Agent by BD; and (C) the principal amount of the ARCs deemed to be subject to Hold Orders by Existing Note Holders pursuant to the Third Terms Supplement that were acquired by such Existing Note Holders through BD; provided, however, with respect to Notes with an Auction Period of more than 35 days, the Broker-Dealers shall be entitled to payment on the first Business Day of the month immediately succeeding each Auction Date for such Series and the numerator referred to in Section 2.05(a)(i) shall be the number of days in such Auction Period or the Series Initial Period, as applicable. For purposes of clause (iii)(C) of the foregoing sentence, if any Existing Note Holder who acquired ARCs through BD transfers those ARCs to another person other than pursuant to an Auction, then the Broker-Dealer for the ARCs so transferred shall continue to be BD; provided, however, that if the transfer was effected by, or if the transferee is, a Broker-Dealer other than BD, then such Broker-Dealer shall be the Broker-Dealer for such ARCs. If for any reason an Auction is not held on an Auction Date, there shall be no Broker-Dealer Fee applicable with respect to such Auction Date. The Broker-Dealer Fee shall be payable solely out of amounts received by the Auction Agent pursuant to the Third Terms Supplement.

                                    (b)      The Broker-Dealer Fee Rate shall be
                           the prevailing rate received by broker-dealers for rendering comparable services to others. The Auction Agent shall advise the Trustee and the Issuer, at their request, at least annually of such then current prevailing rate. If the then current Broker-Dealer Fee Rate is not equal to the prevailing rate, the Trustee, at the direction of the Issuer, shall change the Broker-Dealer Fee Rate pursuant to the terms of the Auction Agency Agreement and shall notify the Auction Agent and BD thereof. Any change in the Broker-Dealer Fee

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                           Rate shall be effective on the Auction Date next
                           succeeding such change. The Broker-Dealer Fee Rate shall be 0.125 % per annum.

                                  ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.01. ENTIRE AGREEMENT. This Amendment contains the entire agreement between the parties relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred, between the parties relating to the subject matter hereof.

         SECTION 3.02. SEVERABILITY. If any clause, provision or section of this Amendment shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any remaining clause, provision or section hereof.

         SECTION 3.03. EXECUTION IN COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 3.04. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 3.05. TERMINATION OF THIS AMENDMENT. This Amendment shall expire on October 1, 2004 and each October 1 thereafter unless the fee described in Section 2.05 of this Amendment is extended or modified for a subsequent year by written notification from the Broker-Dealer to the Issuer and the Auction Agent prior to each October 1. Any modification of the fee described in Section
2.05 of this Amendment shall be effective only upon execution of a letter agreement or amendment to the Original Broker-Dealer Agreement executed by each of the parties hereto.

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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Broker-Dealer Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      as Auction Agent

                                      By     /s/ Linda Reale
                                         ___________________________________
                                      Name   Linda Reale
                                           _________________________________
                                      Title  VP
                                           ________________________________

                                      BANC OF AMERICA SECURITIES LLC
                                      Broker-Dealer

                                      By  /s/ Christopher G. Cronk
                                         ___________________________________
                                         Christopher G. Cronk, Managing Director


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